Note 5 - Deferred Charges, Net (Tables)	12 Months Ended
Dec. 31, 2012
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Table Text Block]
	2011	2012
Balance, beginning of year	599,374	697,951
Additions, deferred offering expenses	243,392	-
Amortization of loan arrangement fees	(144,815)	(135,981)
Deferred offering expenses reclassified to paid-in capital	-	(243,392)
Balance, end of year	697,951	318,578